UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 20, 2009

AuraSource, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-28585	68-0427395
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7377 East Doubletree Ranch Road, Suite 288 Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (480) 368-1829

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On November 20, 2009, the Company issued a press release announcing that it has entered into an agreement with China Chemical Economic Cooperation Center (“CCECC”), a Chinese governmental division which leads China’s energy and environmental research and development.  Under the agreement, CCECC agreed to license their patented technology to AuraSource in the United States and its territories for a period of twenty years.

A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

99.1           Press Release dated November 20, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, AuraSource, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AURASOURCE, INC.

Date:  November 23, 2009                                                                By:         /s/ Eric Stoppenhagen
Eric Stoppenhagen
Chief Financial Officer